WADDELL & REED ADVISORS EQUITY FUNDS

Supplement dated June 2, 2008
to

Prospectus dated October 31, 2007
and Supplemented February 5, 2008

Effective June 2, 2008, the name of Waddell & Reed Advisors Dividend Income Fund is changed to the following:

Waddell & Reed Advisors Dividend Opportunities Fund.

Also effective June 2, 2008, the objective of the Fund is changed to the following:

to provide total return.